UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2025

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 265-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	APH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2025, the stockholders of Amphenol Corporation (the “Company”) approved an amendment to the Company’s Restated Certificate of Incorporation to amend Article FOURTH thereof to increase the number of shares of Class A Common Stock, par value $.001 per share (“Common Stock”), that the Company is authorized to issue by 3 billion from 2 billion to 5 billion (the “Charter Amendment”).

The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference. The Charter Amendment became effective upon filing with the Secretary of State of the State of Delaware on May 15, 2025.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on May 15, 2025.  As of March 17, 2025, the record date for the meeting, 1,211,783,313 shares of Common Stock were outstanding.  A quorum of 1,103,209,527 shares were present or represented at the meeting.

The stockholders (i) elected each of the Company’s nominees for director, (ii) ratified the selection of Deloitte & Touche LLP as independent public accountants of the Company, (iii) approved the advisory vote to approve compensation of named executive officers, (iv) approved the Charter Amendment, and (v) did not approve a stockholder proposal regarding support for special shareholder meeting improvement.  The voting results for each item, all of which are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 4, 2025, are as follows:

1.	ELECTION OF EIGHT DIRECTORS

FOR the nominees:

NOMINEE	FOR	AGAINST	ABSTAIN	NON-VOTES
Nancy A. Altobello	1,045,736,833	10,969,311	1,832,153	44,671,230
David P. Falck	1,005,432,133	51,252,353	1,853,811	44,671,230
Rita S. Lane	1,052,780,519	3,430,230	2,327,548	44,671,230
Robert A. Livingston	1,023,506,546	33,180,026	1,851,725	44,671,230
Martin H. Loeffler	1,025,566,274	31,079,227	1,892,796	44,671,230
R. Adam Norwitt	1,053,453,223	4,290,165	794,909	44,671,230
Prahlad Singh	1,046,271,081	9,908,793	2,358,423	44,671,230
Anne Clarke Wolff	1,052,760,940	3,404,299	2,373,058	44,671,230

2.	RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

FOR	1,036,552,396	AGAINST	65,245,590

ABSTAIN	1,410,541	NON-VOTES	0

3.	ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

FOR	959,579,761	AGAINST	86,430,060

ABSTAIN	12,528,476	NON-VOTES	44,671,230

4.	APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

FOR	856,330,104	AGAINST	244,620,802

ABSTAIN	2,258,621	NON-VOTES	0

5.	STOCKHOLDER PROPOSAL REGARDING SUPPORT FOR SPECIAL SHAREHOLDER MEETING IMPROVEMENT

FOR	121,557,433	AGAINST	934,612,439

ABSTAIN	2,368,425	NON-VOTES	44,671,230

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Amphenol Corporation
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

	By:	/s/ Lance E. D’Amico
Lance E. D’Amico
Senior Vice President, Secretary and General Counsel

Date: May 16, 2025